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                    Supplement dated November 24, 2003 to the
                              Columbia Acorn Trust
                       Statement of Additional Information
                                dated May 1, 2003

     The Trust's Statement of Additional Information is revised as follows:

     The following sub-heading and paragraph are added to the section entitled "Programs for Reducing or Eliminating Sales Charges" in the Statement of Additional Information for the above-listed Trust.

     NAV Transfer Program. Investors who have previously purchased shares of other investment companies offered by another mutual fund complex within the last 48 months and have been charged either a front-end load or other sales charge (i.e. CDSC) on such purchases may invest the proceeds of redemptions of those shares in Class A shares of Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn Select or Columbia Thermostat Fund, without incurring an additional sales charge. This NAV transfer program is limited to redemption proceeds of less than $1 million. The purchase of Class A shares of the Funds from the proceeds of those redemptions which were previously subject to an upfront-sales load must be made within 60 days from the date of the redemption (12 months in the case of redemption proceeds that paid a CDSC). This NAV transfer program shall be available for purchases by eligible investors through participating FSFs through December 31, 2003. Class A shares are subject to a 12b-1 distribution and service fee.

ACN-35/530Q-1103